EXECUTION COPY

                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT

                                                    Dated as of October 26, 2005

         AMENDMENT NO. 4 TO THE CREDIT AGREEMENT (this "Amendment No. 4") among Headwaters Incorporated, a Delaware corporation (the "Borrower"), the Lenders (as hereinafter defined) party hereto, Morgan Stanley & Co. Incorporated ("MS&Co."), as collateral agent (the "Collateral Agent"), and Morgan Stanley Senior Funding, Inc. ("Morgan Stanley"), as administrative agent (the "Administrative Agent"; together with the Collateral Agent, the "Agents").

PRELIMINARY STATEMENTS:

         (1) The Borrower, certain financial institutions and other persons from time to time parties thereto (collectively, the "Lenders"), the Agents, JPMorgan Chase Bank, N.A. ("JPMCB") (as successor to JPMorgan Chase Bank), as syndication agent, and Morgan Stanley and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners, have entered into that certain Credit Agreement dated as of September 8, 2004 (as amended and modified pursuant to consents dated November 6, 2004 and December 16, 2004, Amendment No. 2 to the Credit Agreement dated March 14, 2005 and Amendment No. 3 to the Credit Agreement dated May 19, 2005, the "Credit Agreement"; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

         (2) The Borrower, the Agents and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

         SECTION 1. Amendment of Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment No. 4, hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by

                  (i) adding to the end of the definition of "Subsidiary", immediately before the period, the following proviso: "; provided that no JV Entity shall be considered a "Subsidiary" of the Borrower for any purpose under this Agreement, including, without limitation, for purposes of the covenants set forth in Sections 6.21, 6.22 and 6.23".

                  (ii) inserting the following new definitions in the appropriate alphabetical position:

                  " "JV Entity" means a JV Subsidiary or a JV Subsidiary Holding Company."

                  " "JV Subsidiary" means (i) Blue Flint Ethanol, LLC formed on June 3, 2005 and (ii) any Subsidiary formed or invested in by the Borrower or one of its Subsidiaries after October 26, 2005 pursuant to
         Section 6.13.4."

                  " "JV Subsidiary Holding Company" means each direct or indirect Subsidiary of the Borrower that holds the Equity Interests in a JV Subsidiary in accordance with Section 6.31 and that does not own any assets other than Equity Interests in one or more JV Subsidiaries."

         (b) Section 6.13.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "6.13.4 Investments in joint ventures or Persons in which the Borrower or any Subsidiary owns less than 100% of the issued and outstanding equity interests thereof, including the Investments described in
         Schedule 6.13(B), provided that (a) Investments made pursuant to this
         Section 6.13.4 after June 1, 2005 shall not exceed in the aggregate $85,000,000 outstanding at any time (giving effect to any returns in respect of such Investment actually received by the Borrower or another Credit Party in cash) and (b) Investments pursuant to this Section
         6.13.4 shall be made in compliance with Section 6.31; provided further that (i) both before and after such Investment, on a pro forma basis, the Borrower would have been in compliance with its financial covenants set forth in Sections 6.21, 6.22 and 6.23 for the four fiscal quarter period reflected in the compliance certificate most recently delivered to the Administrative Agent pursuant to Section 6.1.3 prior to the consummation of such Investment (giving effect to such Investment and all Indebtedness funded in connection therewith as if made on the first day of such period) and (ii) no Default or Unmatured Default is occurring or continuing or would result from such Investment (including all Indebtedness funded in connection therewith)."

         (c) Section 6.23 of the Credit Agreement is hereby amended by deleting the table that appears therein in its entirety and replacing it with the following:

        "For fiscal year:                        Capital Expenditures
         ----------------                        --------------------
        2005                                     $62,000,000
        2006                                     $72,000,000
        2007 through 2011                        $75,000,000".


         (d) A new Section 6.33 is added to the Credit Agreement to read as follows:

         6.33 JV Entities Separateness. The Borrower shall comply, and cause each of its Subsidiaries and each JV Entity to comply, with the following:

                  6.33.1 To the extent that any JV Entity has cash, each JV Entity will maintain its own deposit account or accounts, separate from those of the Borrower and its Subsidiaries, with commercial banking institutions and ensure that its funds will not be used for other than its corporate uses, nor will such funds be commingled with the funds of any of the Borrower and its Subsidiaries and vice versa.

                  6.33.2 Each JV Entity will maintain a separate address from the address of any of the Borrower and its Subsidiaries and vice versa, or to the extent any JV Entity may have offices in the same location as any of the Borrower and its Subsidiaries, maintain a fair and appropriate allocation of additional, incremental overhead costs among them, with each such entity bearing its fair share of such expense.

                  6.33.3 Any JV Entity will issue separate financial statements prepared not less frequently than quarterly and prepared in accordance with GAAP (except for the omission of certain footnotes and other presentation items required by GAAP with respect to audited financial statements), which financial statements need not be separately audited or reviewed by an independent accounting firm.

                  6.33.4 Each JV Entity will be a corporate or limited liability company and each JV Entity will conduct its affairs strictly in accordance with its certificate of incorporation or formation and by-laws or limited liability company agreement (or similar constitutive documents) and observe all necessary, appropriate and customary company (or corporate) formalities, including, but not limited to, holding all regular and special members' and board of managers' (or stockholders' and directors' or other similar Persons') meetings appropriate to authorize all company (or corporate) action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts, to the extent applicable.

                  6.33.5 Each JV Entity will refrain from assuming or guaranteeing any of the liabilities or pledging any of its assets for the benefit of any of the Borrower and its Subsidiaries and each of the Borrower and its Subsidiaries will refrain from assuming or guaranteeing any of the liabilities or pledging any of its assets for the benefit of any JV Entity or holding out its credit as being available to satisfy the obligations of any JV Entity.

                  6.33.6 Each JV Entity will use its best efforts to refrain from using the stationery of any of the Borrower and its Subsidiaries but instead effecting all written communications in its own name and vice versa; provided that in the event either (x) a JV Entity, on the one hand, or (y) any of the Borrower or any Subsidiary of the Borrower, on the other hand, (each of (x) and (y), a "Group") conducts business on behalf of any member of the other Group, such agency relationships shall be fully disclosed to applicable third parties when acting in such capacity.

                  6.33.7 Each JV Entity will conduct all its business in its own name and use its best efforts to avoid the appearance that it is conducting business on behalf of any of the Borrower and its Subsidiaries and vice versa; provided that in the event either (x) a JV Entity, on the one hand, or (y) any of the Borrower or any Subsidiary of the Borrower, on the other hand, (each of (x) and (y), a "Group") conducts business on behalf of any member of the other Group, such agency relationship shall be fully disclosed to applicable third parties when acting in such capacity.

         SECTION 2. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment No. 4, the Required Lenders hereby consent to the release by the Collateral Agent of the pledge, assignment and security interest in the Equity Interests of Blue Flint Ethanol, LLC granted by the Credit Parties under the terms of the Collateral Documents.

         SECTION 3. Conditions to Effectiveness. This Amendment No. 4 and the amendments and consent contained herein shall become effective as of the date hereof (the "Amendment No. 4 Effective Date") when each of the conditions set forth in this Section 3 to this Amendment No. 4 shall have been fulfilled to the satisfaction of the Administrative Agent.

         (i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment No. 4, duly executed and delivered on behalf of each of the Borrower and the Required Lenders, or, as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that such party has executed a counterpart of this Amendment No. 4.

         (ii) Guarantor Consent. The Administrative Agent shall have received the Consent attached hereto duly executed by each of the Guarantors.

         (iii) Payment of Fees and Expenses. The Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment No. 4 and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

         (iv) No Default or Unmatured Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Amendment No. 4.

         SECTION 4. Confirmation of Representations and Warranties(i) . Each of the Credit Parties hereby represents and warrants, on and as of the date hereof, that (a) the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment No. 4, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date and (b) no Default or Unmatured Default has occurred and is continuing, or would occur as a result of the transactions contemplated by this Amendment No. 4.

         SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment No. 4, each reference in the Credit Agreement to "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment No. 4.

         (b) The Credit Agreement, the Pledge and Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 4, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case as amended by this Amendment No. 4.

         (c) The execution, delivery and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 6. Execution in Counterparts. This Amendment No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 4 by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment No. 4.

         SECTION 7. Governing Law. This Amendment No. 4 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

         SECTION 8. Entire Agreement; Modification. This Amendment No. 4 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                              [Signatures follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                      HEADWATERS INCORPORATED

                                      By     /s/ Scott K. Sorensen
                                        ----------------------------------------
                                        Title: CFO



                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as Administrative Agent and as a Lender



                                      By     /s/ Eugene F. Martin
                                        ----------------------------------------
                                        Title: Vice President



                                      MORGAN STANLEY & CO. INCORPORATED,
                                        as Collateral Agent



                                      By     /s/ Eugene F. Martin
                                        ----------------------------------------
                                        Title: Managing Director

                                      JPMORGAN CHASE BANK, N.A., as a Lender



                                      By     /s/ David F. Howard
                                        ----------------------------------------
                                        Title: Vice President

                                      [and other lenders]

                                     CONSENT

         Dated as of October 26, 2005

         Reference is made to the Credit Agreement referred to in the foregoing Amendment No. 4 (capitalized terms used herein and not defined being used herein as defined in the Credit Agreement). Each of the undersigned, in its capacity as a Guarantor under the Guaranty Agreement and as a Grantor under the Pledge and Security Agreement, hereby (i) consents to the execution, delivery and performance of Amendment No. 4 and agrees that each of the Guaranty Agreement and the Pledge and Security Agreement is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 4 Effective Date, except that, on and after the Amendment No. 4 Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended and otherwise modified by Amendment No. 4 and (ii) confirms that the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations.



                                  ACM BLOCK & BRICK GENERAL, INC.,
                                  ACM BLOCK & BRICK PARTNER, LLC,
                                  ACM BLOCK & BRICK, LLC,
                                  ACM BLOCK & BRICK, LP,
                                  ACM FLEXCRETE, LP,
                                  ACM GEORGIA, INC.,
                                  AMERICAN CONSTRUCTION MATERIALS, INC.,
                                  BEST MASONRY & TOOL SUPPLY, INC.,
                                  CHIHUAHUA STONE LLC,
                                  COVOL ENGINEERED FUELS, LC,
                                  COVOL SERVICES CORPORATION,
                                  DON'S BUILDING SUPPLY, L.P.,
                                  EAGLE STONE & BRICK LLC,
                                  ELDORADO ACQUISITION, LLC,
                                  ELDORADO G-ACQUISITION CO.,
                                  ELDORADO SC-ACQUISITION CO.,
                                  ELDORADO STONE ACQUISITION CO., LLC,
                                  ELDORADO STONE CORPORATION,
                                  ELDORADO STONE FUNDING CO., LLC,
                                  ELDORADO STONE LLC,
                                  ELDORADO STONE OPERATIONS LLC,

                                  GLOBAL CLIMATE RESERVE CORPORATION,
                                    each as a Guarantor


                                  By /s/ Harlan M. Hatfield
                                  Name:    Harlan M. Hatfield
                                  Title:   Vice President

                                  HEADWATERS CLEAN COAL CORP.,
                                  HEADWATERS HEAVY OIL, INC.,
                                  HEADWATERS NANOKINETIX, INC.,
                                  HEADWATERS OLYSUB CORPORATION,
                                  HEADWATERS TECHNOLOGY INNOVATION GROUP, INC., HTI CHEMICAL SUBSIDIARY, INC.
                                  HYDROCARBON TECHNOLOGIES, INC.,
                                  ISG MANUFACTURED PRODUCTS, INC.,
                                  ISG PARTNER, INC.,
                                  ISG RESOURCES, INC.,
                                  ISG SERVICES CORPORATION,
                                  ISG SWIFT CRETE, INC.,
                                  L&S STONE LLC,
                                  L-B STONE LLC,
                                  LEWIS W. OSBORNE, INC.,
                                  MAGNA WALL, INC.,
                                  NORTHWEST PROPERTIES LLC,
                                  NORTHWEST STONE & BRICK CO., INC.,
                                  NORTHWEST STONE & BRICK LLC,
                                  PALESTINE CONCRETE TILE COMPANY, L.P.,
                                  STONECRAFT INDUSTRIES LLC,
                                  TEMPE STONE LLC,
                                  UNITED TERRAZZO SUPPLY CO., INC.,
                                  VFL TECHNOLOGY CORPORATION,
                                    each as a Guarantor


                                  By /s/ Harlan M. Hatfield
                                  Name:    Harlan M. Hatfield
                                  Title:   Vice President


                                  ELDORADO FUNDING CO., as a Guarantor


                                  By /s/ Harlan M. Hatfield
                                  Name:    Harlan M. Hatfield
                                  Title:   Vice President

                                  TAPCO HOLDINGS, INC.,
                                  TAPCO INTERNATIONAL CORPORATION,
                                  VANTAGE BUILDING PRODUCTS CORPORATION,
                                  MTP, INC.,
                                  ATLANTIC SHUTTER SYSTEMS, INC.,
                                  METAMORA PRODUCTS CORPORATION,
                                  METAMORA PRODUCTS CORPORATION OF ELKLAND,
                                  WAMCO CORPORATION,
                                  BUILDERS EDGE, INC.,
                                  COMACO, INC.,
                                    each as a Guarantor


                                  By /s/ Harlan M. Hatfield
                                  Name:    Harlan M. Hatfield
                                  Title:   Vice President